Nasdaq: PEBO

April 10, 2008

Peoples Bancorp

Welcome …

Shareholders and Guests

ANNUAL MEETING OF SHAREHOLDERS

Today's agenda

- Updated profile of Peoples Bancorp.
- 2007 in review.
- Strategies and future outlook.
- Q&A session.

Peoples Bancorp

Disclaimer

Please note and understand that commentary in this presentation may contain projections or other forward-looking statements regarding future events or Peoples Bancorp's ("Peoples") future financial performance. These statements are based on management's current expectations. The statements in this presentation which are not historical fact are forward looking statements that involve a number of risks and uncertainties, including, but not limited to, the interest rate environment; the effect of federal and/or state banking, insurance, and tax regulations; the effect of technological changes; the effect of economic conditions; the impact of competitive products and pricing; and other risks detailed in Peoples' Securities and Exchange Commission filings. Although management believes that the expectations in these forward-looking statements are based on reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations, it is possible that actual results may differ materially from these projections. Peoples disclaims any responsibility to update these forward-looking statements.

Office Locations


OH
WV
KY
Westerville
Columbus
Baltimore
Carroll
Lancaster
Cambridge
Byesville
Flushing
Quaker City
Caldwell
McConnelsville
Steelton
New Martinsville
OHIO
Lowell
Lower Salem
Marietta
Reno
Nelsonville
Athens
The Plains
Belpre
Vienna
Parkersburg
Rutland
Pomeroy
Middleport
WEST VIRGINIA
Gallipolis
Point Pleasant
Greenup
Russell
Ashland
KENTUCKY
Summit
Grayson
Huntington
Charleston

PEBO at a glance

Banking

Investments

Insurance

e-Banking

Assets: $1.9 billion

Associates: 600

Locations: 50

ATMs: 38

100,000+ clients

Peoples Bancorp

The last 12 months: A time of challenge and change

- **The weakened US economy challenged by:**
  - a housing collapse.
  - greatly increased commodity costs.
  - a credit crunch.
  - a financial system in turmoil.
- **What hasn't changed?**
  - Carol A. Schneeberger, CPA and Executive Vice President, still serves as CFO / Treasurer.
    - 30 years experience and active member of key financial committees at Peoples Bancorp.
  - Search for permanent CFO continues …

Peoples Bancorp


Peoples
Bank

2007 in review

Earnings and dividends

All data adjusted for stock splits and dividends.



EPS
DPS
Stock Price
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$35
$30
$25
$20
$15
$10
$5
$0
$2.19
$0.56
$1.74
$0.88
$24.89
2002
2003
2004
2005
2006
2007

Dividend growth since 1990

Data adjusted for stock splits and dividends.


$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.15
$0.88
CAGR of 10.3%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007

Peoples Bancorp

2007 performance ratios

	Peoples Bancorp Inc.	Midwest Peer Median (1)
1 Yr EPS Growth	(13.4%)	(5.3%)
Return on Assets	0.98%	0.81%
Return on Equity	9.21%	9.20%
Return on Tangible Equity	14.94%	13.03%
Efficiency Ratio (2)	57.02%	63.99%

(1) Publicly traded financial companies in Midwest US with $1 to $5 billion in assets. Source: SNL Financial.

(2) Lower number reflects better performance.

Peoples Bancorp

2007 impairment charges

- **Collateralized Debt Obligations (CDO's).**
  - *Combination of (mostly) bank, insurance and REIT exposure.*
  - *Owned $9.1 million.*
  - *2007 impairment charges in 2007: $2.9 million.*
    - *After tax EPS charge = $0.18 per share.*
    - *Reason for impairment: deterioration in financial/credit markets.*
- **Fannie Mae and Freddie Mac Preferred Stocks.**
  - *Owned $15.3 million.*
  - *2007 impairment charges: $3.2 million.*
    - *After tax EPS charge = $0.20 per share.*
    - *Reason for impairment: new issuance of Fannie and Freddie preferred stocks lowered the fair value of our investments.*

Peoples Bancorp

Capital ratios

	Peoples Bancorp Inc. ($)	Peoples Bancorp Inc. (Ratio)	"Well-Capitalized Minimum" (Ratio)
"Total Capital"	$172 million	13.2%	10.0%
"Tier 1 Capital"	$155 million	11.9%	6.0%
"Tier 1 Leverage"	$155 million	8.5%	5.0%
Tangible Equity to Tangible Assets (1)	$135 million	7.4%	n/a

(1) *Total equity less intangible assets divided by total assets less intangible assets..*

Net interest margin



3.52%
3.39%
3.32%
3.29%
3.32%
2003
2004
2005
2006
2007

US Treasury yield curve



March 2007
March 2006
March 2004
This week
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1M 3M 6M 1Y 2Y 3Y 5Y 7Y 10Y 20Y 30Y

Peoples Bancorp

Non-interest revenue growth

($ in millions)



$30
$20
$10
$0
80%
70%
60%
50%
40%
30%
20%
10%
0%
$18
$25
$29
$30
$31
26%
38%
44%
45%
46%
2003
2004
2005
2006
2007
Non-Interest Income
Percentage from Insurance/Investment Revenue

Loan growth



(in millions)
8.5% CAGR
$1,500
$1,250
$1,000
$750
$500
$250
$0
$864
$14
$850
$76
$915
$106
$1,023
$144
$1,073
$163
$1,133
$1,298
$177
$1,121
2002
2003
2004
2005
2006
2007
Total Loans on Balance Sheet
Real Estate Loans being Serviced

Peoples Bancorp

Loan quality

	Peoples Bancorp Inc. 2007	Midwest Peer Group Median 2007	Peoples Bancorp Inc. Last 5 Year Average
Net Loan Chargeoffs to Average Loans	0.25%	0.24%	0.27%
Nonperforming Loans to Total Loans (year-end)	0.83%	1.11%	0.74%
Allowance for Loan Losses to Total Loans (year-end)	1.32%	0.98%	1.41%

Peer data: publicly traded financial companies in Midwest US with $1 to $5 billion in assets. Source: SNL Financial.


The right people...
The right products...
The right bank...

Peoples Bank Member FDIC *The right time. The right place.*

Our strategies . . .

Peoples Bancorp

Our strategies

- It's simple: **TAKE CARE OF THE CLIENT.**
  - Have size / scope to offer many financial services.
  - Be small enough to maintain fast, fun, friendly approach.
- "Relationship based" approach to our clients.
- Win with our *people.*
  - Be a good teammate. To each other. And to our communities. CRA rating of **OUTSTANDING.**
- Expand in economically vibrant markets.

Huntington, WV expansion
4Q 2007


Peoples Bank

- Full Service Office with Drive-Thru and ATM
- Banking, investments, insurance


The right schools...
The right clothes...
The right car...
The right bank...

Peoples Bank Member FDIC

The right time. The right place.

- **Commercial loans and deposits**
- **Consumer banking products**
- **e-banking services**

Peoples Financial Advisors
investment services. insurance. innovation.

- Comprehensive suite of wealth management solutions for individual / corporate clients.
- Assets under management now total over $1 billion.
  - 4,700 client relationships.
- 2007 revenue exceeded $5 million.

Peoples Insurance
a subsidiary of Peoples Bank

- 2007 revenues: $9.6 million.
  - Primarily commercial insurance, with some personal lines, life, and health insurance.
  - 40+ licensed producers.
  - Opportunities for continued integration of customer relationships.

Putnam
The Putnam Agency
a division of Peoples Insurance Agency, Inc.

Barengo
Insurance Agency
a division of Peoples Insurance Agency, Inc.

Peoples Bancorp

Our focus in 2008

- Earnings consistency is a good thing.
- Capital is important again (is it king?).
- Loan quality.
- Disciplined growth and expansion.
- Execute on our strategic plan.

Some challenges

- **Economic conditions.**
  - *If economy continues to slow, will loan quality be further challenged?*
- **The financial markets.**
  - *New, unpredictable information emerging every day.*
- **Competition for deposits.**
  - *"thirst" for funding sources at an all time high with liquidity concerns increasing.*
- **Increasing regulatory burden.**
  - *More than ever . . .*



PEBO-US - 04/09/2007 - 04/09/2008 Total Return Performance
Total Return (%)
20
10
0
-10
-20
-30
-40
4/07
6/07
8/07
11/07
1/08
4/08
PEBO-US (-8.85%)
SNL Bank (-25.82%)
S&P 500 (-4.38%)

Last 12 months:

PEBO stock price vs. **SNL Bank Index** and **S&P 500**

Data as of April 9, 2008, courtesy of SNL Financial.

Peoples Bancorp

Our strengths

- **Diversified revenue streams.**
  - *Investments, insurance, banking … Truly a "full-service" company … Unique for our size.*
- **Capital position is a strength.**
- **Proven track record of revenue growth.**
- **Consistent dividend increases.**
  - *42 consecutive years.*

Peoples Bancorp

DISCUSSION

Mark F. Bradley,

President and Chief Executive Officer

Thank you for your attendance and support !